SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 23, 2001

AMERICAN STATES WATER COMPANY
(Exact Name of Registrant as Specified in Charter)

California	333-47647	95-4676679
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 East Foothill Boulevard    San Dimas, California 91773-1207
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (909) 394-3600

Not Applicable
(Former Name or Former Address, if Changed since Last Report)

ITEM 7. EXHIBITS

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits

99.2	Press Release dated August 23, 2001, of the Registrant.

ITEM 9. REGULATION FD DISCLOSURE

     On August 23, 2001 American States Water Company issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN STATES WATER COMPANY, a California corporation

By:	/s/ McCLELLAN HARRIS III

McClellan Harris III Chief Financial Officer, Vice President — Finance, Treasurer and Corporate Secretary (Principal Financial Officer)

August 23, 2001

EXHIBIT INDEX

99.2	Press Release dated August 23, 2001, of the Registrant.